Accrued expenses and other current liabilities - Schedule of Accrued Expenses and Other Current Liabilities (Detail) - USD ($) $ in Thousands	Mar. 31, 2023	Jun. 30, 2022
Consulting and professional fees	$ 248	$ 551
Research and development	1,197	1,060
Payroll and related benefits	3,771	1,437
License Expense	647	0
Other	9	12
Accrued expenses and other current liabilities	$ 5,872	$ 3,060